Exhibit 10.1

FIFTH AMENDMENT

AND BORROWING BASE REDETERMINATION AGREEMENT

THIS FIFTH AMENDMENT AND BORROWING BASE REDETERMINATION AGREEMENT (this “Amendment”) is dated as of May 12, 2014, among PENN VIRGINIA HOLDING CORP. (the “Borrower”), PENN VIRGINIA CORPORATION (the “Parent”), the other Credit Parties party hereto, the lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent (in such capacity, the “Administrative Agent”).

WITNESSETH:

WHEREAS, the Parent, the Borrower, the lenders party thereto and the Administrative Agent entered into the Credit Agreement dated as of September 28, 2012 (as amended by that certain Waiver and First Amendment dated as of April 2, 2013, that certain Waiver and Second Amendment dated as of April 10, 2013, that certain Assignment and Third Amendment dated as of May 30, 2013, and that certain Assignment and Fourth Amendment dated as of October 28, 2013, and as otherwise amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Borrower has delivered to the Administrative Agent and the Lenders, (a) in accordance with Section 5.11(a) of the Credit Agreement a reserve report dated as of December 31, 2013 (the “Reserve Report”), and (b) a certificate of an Authorized Officer as described in Section 5.11(c) of the Credit Agreement, in connection with its request for an increase in the aggregate Borrowing Base under the Credit Agreement to $475,000,000;

WHEREAS, the Administrative Agent and the Lenders have determined based on the Reserve Report that, upon the Amendment Effective Date (as defined below), the Borrowing Base under the Credit Agreement should be increased to the aforementioned amount;

WHEREAS, the Borrower has requested that, on the Amendment Effective Date, each Lender increase its Commitment Amount under the Credit Agreement on a pro rata basis so that Aggregate Commitment Amount equals $450,000,000;

WHEREAS, the Borrower has informed the Administrative Agent that on or after the date hereof, the Borrower or one or more of its Restricted Subsidiaries intends to sell, transfer, convey or otherwise dispose of substantially all of their respective Oil and Gas Properties attributable to the Selma Chalk Field located in Mississippi and/or the Granite Wash Field located in Oklahoma (each such disposition, a “Pending Disposition”);

WHEREAS, the Administrative Agent and the Borrower have determined that, with respect to a Pending Disposition that occurs within 120 days of the Amendment Effective Date, the Borrowing Base (as increased hereby and as otherwise adjusted in accordance with the Credit Agreement after the Amendment Effective Date and prior to the first date on which either of the Pending Dispositions has occurred) should be reduced by $37,500,000 (to $437,500,000, assuming no intervening adjustment to the Borrowing Base) effective concurrently with the consummation of the first Pending Disposition to occur (if any), and by an additional $37,500,000 (to $400,000,000, assuming no intervening adjustment to the Borrowing Base) effective concurrently with the consummation of the second Pending Disposition to occur (if any) (which Borrowing Base shall remain in effect thereafter until the Borrowing Base shall otherwise be redetermined in accordance with the Credit Agreement);

WHEREAS, the Administrative Agent and the Lenders are willing to approve the increase in the Borrowing Base in respect of the regularly scheduled redetermination for the spring 2014, and to approve the subsequent reductions in the Borrowing Base upon the consummation within 120 days of the Amendment Effective Date of one or both of the Pending Dispositions (if any) as described above, subject to the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, the parties to this Amendment hereby agree as follows:

Section 1. Defined Terms. Except as may otherwise be provided herein, all capitalized terms that are defined in the Credit Agreement shall have the same meanings herein as therein defined, all of such terms and their definitions being incorporated herein by reference.

Section 2. Amendments to Credit Agreement; Commitment Increase. On the Amendment Effective Date, Schedule 2.01 (Commitment Amounts) of the Credit Agreement is amended in its entirety by substituting the Schedule 2.01 attached hereto in place thereof. Each Lender severally (and not jointly) agrees to increase its existing Commitment Amount to the amount set forth opposite its name on Schedule 2.01 attached hereto.

Section 3. Redetermination of the Borrowing Base.

(a) As of the Amendment Effective Date, the amount of the Borrowing Base under the Credit Agreement shall be increased to $475,000,000, which Borrowing Base shall remain in effect until (i) reduced pursuant to clause (b) of this Section 3 (if applicable) or (ii) redetermined or adjusted, as applicable, in accordance with the provisions of Section 2.04 of the Credit Agreement or otherwise.

(b) If (i) a Pending Disposition shall have occurred within 120 days following the Amendment Effective Date, the Borrowing Base then in effect shall automatically be reduced by $37,500,000, effective upon the consummation of the first Pending Disposition to occur (if any) after the Amendment Effective Date, and (ii) a second Pending Disposition shall have occurred within 120 days following the Amendment Effective Date the Borrowing Base (as reduced by the foregoing subclause (i) and as otherwise then in effect) shall automatically be further reduced by an additional $37,500,000, effective upon the consummation of the second Pending Disposition to occur (if any) after the Amendment Effective Date. The Borrowing Base, as so reduced pursuant to this clause (b), shall remain in effect until further redetermined or adjusted in accordance with the provisions of Section 2.04 of the Credit Agreement or otherwise. For the avoidance of doubt, the provisions of Section 6.13 of the Credit Agreement otherwise applicable (including with respect to reviewing and adjusting (if applicable) the Borrowing Base) in connection with the sale or other disposition of Oil and Gas Properties included in the most recently delivered Reserve Report shall apply with respect to a Pending Disposition that occurs after 120 days following the Amendment Effective Date (or to any other sale or disposition (other than a Pending Disposition) after the Amendment Effective Date), in accordance with the Credit Agreement.

(c) Both the Borrower, on the one hand, and the Administrative Agent and the Lenders, on the other hand, agree that the redetermination of the Borrowing Base pursuant to the foregoing clause (a) of this Section 3 shall constitute the regularly scheduled redetermination of the Borrowing Base for Spring 2014, and the redetermination of the Borrowing Base pursuant to the foregoing clause (b) of this Section 3 shall constitute the adjustment contemplated by Section 6.13 of the Credit Agreement (and neither the redetermination pursuant to clause (a) nor any automatic reduction pursuant to clause (b) shall constitute a discretionary redetermination of the Borrowing Base by either the Borrower, on the one hand, or the Administrative Agent or the Lenders, on the other hand, pursuant to Section 2.04(e) of the Credit Agreement).

(d) For the avoidance of doubt, in the event that a Borrowing Base Deficiency exists after giving effect to a reduction in the Borrowing Base pursuant to the foregoing clause (b) of this Section 3, the Borrower covenants and agrees to use the Net Cash Proceeds of the applicable Pending Disposition to eliminate such Borrowing Base Deficiency in accordance with Section 2.11(a)(ii) of the Credit Agreement.

Section 4. Covenant to Deliver Notice; Prior Notice Satisfied. The Borrower covenants and agrees to deliver written notice to the Administrative Agent promptly (but, in any event, within three (3) Business Days) following the consummation of each Pending Disposition. Each party hereto acknowledges and agrees that the requirement in Section 6.13 of the Credit Agreement that the Borrower provide notice of any proposed sale or other disposition of Oil and Gas Properties included in the most recently delivered Reserve Report not less than 10 days prior to the date of such proposed sale or other disposition has been satisfied with respect to each of the Pending Dispositions that is consummated with 120 days of the Amendment Effective Date by the execution and delivery of this Amendment by the Borrower.

Section 5. Acknowledgement Regarding Title and Mortgage Compliance. In anticipation of the consummation of one or both of the Pending Dispositions and in connection with the redetermination of the Borrowing Base as set forth above, the Borrower covenants and agrees to provide within 60 days of the Amendment Effective Date (or such longer period as the Administrative Agent shall agree) such additional information as the Administrative Agent reasonably requests to demonstrate the Borrower’s compliance with the provisions of Section 5.12(a) and 5.13(a) of the Credit Agreement with respect to title and mortgage coverage, respectively, after giving effect to the Pending Dispositions.

Section 6. Conditions of Effectiveness. This Amendment will become effective on the date on which each of the following conditions precedent are satisfied or waived (the “Amendment Effective Date”):

(a) The Parent, the Borrower, each other Credit Party and each of the Lenders shall have delivered to the Administrative Agent duly executed counterparts of this Amendment.

(b) The Administrative Agent shall have received a certificate executed by an Authorized Officer of each of the Borrower and the Parent stating that before and after giving effect to this Amendment (i) the representations and warranties of the Parent, the Borrower and the Guarantors set forth in the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects, or, to the extent that a particular representation or warranty is qualified as to materiality, such representation or warranty shall be true and correct, in each case, on and as of the Amendment Effective Date, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date, such representations and warranties shall continue to be true and correct as of such specified earlier date; and (ii) no Default or Event of Default exists.

(c) The Administrative Agent shall have received a certificate dated as of the Amendment Effective Date signed by an Authorized Officer of the Borrower, (i) certifying and attaching the resolutions adopted by the Borrower approving or consenting to the execution, delivery and performance of this Amendment and (ii) including the calculations described in Section 5.01(c) demonstrating pro forma compliance with Section 6.09 (based on the financial statements of the Parent then most recently delivered) after giving effect to the increase in the Aggregate Commitment Amount.

(d) The Borrower shall have paid to the Administrative Agent, for the account of each Lender, a commitment increase fee (the “Fee”) in an amount equal to the product of (i) 0.30% multiplied by (ii) the difference of (A) such Increasing Lender’s Commitment Amount immediately after giving effect to this Amendment minus (B) such Lender’s Commitment Amount immediately prior to giving effect to this Amendment. The Fees shall be payable in immediately available funds in full on the Amendment Effective Date and fully earned and non-refundable when paid.

(e) The Borrower shall have made payment of all fees and expenses then due and payable under the Credit Agreement, including any fees and expenses then due and payable in connection with this Amendment pursuant to Section 9.03 of the Credit Agreement, in the case of expenses to the extent invoiced at least three Business Days prior to the Amendment Effective Date (except as otherwise reasonably agreed by the Borrower).

Section 7. Representations and Warranties.

(a) On the Amendment Effective Date, each of the Parent and the Borrower represents and warrants to the Administrative Agent and each of the Lenders that:

(i) Each Credit Party (i) is validly existing and (ii) has the power and authority to execute and deliver this Amendment and perform its obligations under this Amendment and the Loan Documents to which it is a party as amended hereby.

(ii) The execution and delivery by the Credit Parties of this Amendment, and the performance of this Amendment and the Credit Agreement as amended hereby, have been duly authorized by all necessary corporate action, and this Amendment and the Credit Agreement as amended hereby constitute the legal, valid and binding obligations of such Credit Party, enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(iii) Neither the execution and delivery of this Amendment, nor compliance with the terms and provisions hereof or thereof, will conflict with or result in a breach of, or require any consent that has not been obtained as of the Amendment Effective Date, the respective Organizational Documents of any Credit Party, any Governmental Requirement, any Unsecured Notes Document, any Permitted Second Lien Loan Document (if any) or any other material agreement or instrument to which any Credit Party is a party or by which it is bound or to which it or its Properties are subject.

Section 8. Continuing Effectiveness. Except as specifically set forth in this Amendment, the Credit Agreement and the other Loan Documents are not amended, modified or affected hereby. Each Credit Party hereby ratifies and confirms that (i) except as specifically set forth in this Amendment, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Credit Agreement and each other Loan Document remain in full force and effect and (ii) the Collateral is unimpaired by this Amendment. Upon the Amendment Effective Date and thereafter, (x) each reference in the Credit Agreement to “this Amendment,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby, and (y) each reference to the “Credit Agreement” in any other Loan Document, as applicable, shall be a reference to the Credit Agreement as amended hereby.

Section 9. Counterparts. This Amendment may be executed in counterparts, each of which so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or via other electronic means shall be effective as delivery of manually executed counterpart of this Amendment.

Section 10. No Waiver. Each of the Parent and the Borrower hereby agrees that except as expressly set forth in this Amendment, no Default has been waived or remedied by the execution of this Amendment by the Administrative Agent or any Lender, and any such Default heretofore arising and currently continuing shall continue after the execution and delivery hereof. Nothing contained in this Amendment nor any past indulgence by the Administrative Agent, any Issuing Bank or any Lender, nor any other action or inaction on behalf of the Administrative Agent, any Issuing Bank or any Lender shall constitute or be deemed to constitute an election of remedies by the Administrative Agent, any Issuing Bank or any Lender.

Section 11. Loan Document. This Amendment is a Loan Document.

Section 12. Incorporation by Reference. Sections 1.03, 9.03(a), 9.07, 9.09, 9.10, 9.11, 9.15 of the Credit Agreement are incorporated herein, mutatis mutandis.

Section 13. NO ORAL AGREEMENTS. THE RIGHTS AND OBLIGATIONS OF EACH OF THE PARTIES TO THE LOAN DOCUMENTS SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN SUCH PARTIES ARE SUPERSEDED BY

AND MERGED INTO SUCH WRITINGS. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY PARENT, BORROWER, ANY OTHER CREDIT PARTY, THE ADMINISTRATIVE AGENT, ANY ISSUING BANK AND/OR LENDERS REPRESENT THE FINAL AGREEMENT REGARDING THE MATTERS HEREIN BETWEEN SUCH PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BY SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN SUCH PARTIES.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officer(s) as of the date first above written.

WELLS FARGO BANK, N.A., as the Administrative Agent, Issuing Bank and a Lender

By	/S/ CATHERINE COOK
	Name:	Catherine Cook
	Title:	Vice President

Signature Page to Amendment

ROYAL BANK OF CANADA, as a Lender

By	/S/ KRISTAN SPIVEY
	Name:	Kristan Spivey
	Title:	Authorized Signatory

Signature Page to Amendment

BANK OF AMERICA, N.A., as a Lender

By	/S/ KENNETH WHELAN
	Name:	Kenneth Whelan
	Title:	Vice President

Signature Page to Amendment

SCOTIABANC INC., as a Lender

By	/S/ J. F. TODD
	Name:	J. F. Todd
	Title:	Managing Director

Signature Page to Amendment

CREDIT SUISSE AG, Cayman Islands Branch, as a Lender

By	/S/ MICHAEL SPAIGHT
	Name:	Michael Spaight
	Title:	Authorized signatory

By	/S/ SAMUEL MILLER
	Name:	Samuel Miller
	Title:	Authorized Signatory

Signature Page to Amendment

BRANCH BANKING AND TRUST COMPANY, as a Lender

By	/S/ JAMES GIORDANO
	Name:	James Giordano
	Title:	Vice President

Signature Page to Amendment

BARCLAYS BANK, PLC, as a Lender

By	/S/ VANESSA KURBATSKIY
	Name:	Vanessa Kurbatskiy
	Title:	Vice President

Signature Page to Amendment

COMERICA BANK, as a Lender

By	/S/ JOHN S. LESIKAR
	Name:	John S. Lesikar
	Title:	Vice President

Signature Page to Amendment

SOCIÉTÉ GÉNÉRALE, as a Lender

By	/S/ ELENA ROBCIUC
	Name:	Elena Robciuc
	Title:	Managing Director

Signature Page to Amendment

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By	/S/ KRISTIN N. OSWALD
	Name:	Kristin N. Oswald
	Title:	Vice President

Signature Page to Amendment

SUNTRUST BANK, as a Lender

By	/S/ SHANNON JUHAN
	Name:	Shannon Juhan
	Title:	Vice President

Signature Page to Amendment

SANTANDER BANK, N.A., as a Lender

By	/S/ AIDAN LANIGAN
	Name:	Aidan Lanigan
	Title:	Senior Vice President

By	/S/ PUIKI LOK
	Name:	Puiki Lok
	Title:	Vice President

Signature Page to Amendment

PENN VIRGINIA HOLDING CORP., as the Borrower

By	/S/ STEVEN A. HARTMAN
	Name:	Steven A. Hartman
	Title:	Senior Vice President and Chief Financial Officer

PENN VIRGINIA CORPORATION, as the Parent

By	/S/ STEVEN A. HARTMAN
	Name:	Steven A. Hartman
	Title:	Senior Vice President and Chief Financial Officer

Solely with respect to Sections 8 through 13:

PENN VIRGINIA OIL & GAS CORPORATION, a Virginia corporation

By:	/S/ STEVEN A. HARTMAN
Name:	Steven A. Hartman
Title:	Senior Vice President and Chief Financial Officer

PENN VIRGINIA OIL & GAS GP LLC, a Delaware limited liability company

By:	/S/ STEVEN A. HARTMAN
Name:	Steven A. Hartman
Title:	Senior Vice President and Chief Financial Officer

PENN VIRGINIA OIL & GAS LP LLC, a Delaware limited liability company

By:	/S/ STEVEN A. HARTMAN
Name:	Steven A. Hartman
Title:	Senior Vice President and Chief Financial Officer

Signature Page to Amendment

PENN VIRGINIA OIL & GAS, L.P., a Texas limited partnership

By: Penn Virginia Oil & Gas GP LLC, its general partner

By:	/S/ STEVEN A. HARTMAN
Name:	Steven A. Hartman
Title:	Senior Vice President and Chief Financial Officer

PENN VIRGINIA MC CORPORATION, a Delaware corporation

By:	/S/ STEVEN A. HARTMAN
Name:	Steven A. Hartman
Title:	Senior Vice President and Chief Financial Officer

PENN VIRGINIA MC ENERGY L.L.C., a Delaware limited liability company

By:	/S/ STEVEN A. HARTMAN
Name:	Steven A. Hartman
Title:	Senior Vice President and Chief Financial Officer

PENN VIRGINIA MC OPERATING COMPANY L.L.C., a Delaware limited liability company

By:	/S/ STEVEN A. HARTMAN
Name:	Steven A. Hartman
Title:	Senior Vice President and Chief Financial Officer

Signature Page to Amendment

Schedule 2.01

COMMITMENT AMOUNTS

Lender	Commitment Amount	Applicable Percentage
Wells Fargo Bank, National Association	$66,375,000.00	14.750000000%
Royal Bank of Canada	$66,375,000.00	14.750000000%
Bank of America, N.A.	$46,125,000.00	10.250000000%
Scotiabanc Inc.	$46,125,000.00	10.250000000%
Credit Suisse AG, Cayman Islands Branch	$39,375,000.00	8.750000000%
Branch Banking and Trust Company	$28,125,000.00	6.250000000%
Barclays Bank PLC	$28,125,000.00	6.250000000%
Comerica Bank	$28,125,000.00	6.250000000%
Société Générale	$28,125,000.00	6.250000000%
Capital One, National Association	$28,125,000.00	6.250000000%
SunTrust Bank	$22,500,000.00	5.000000000%
Santander Bank, N.A.	$22,500,000.00	5.000000000%
Total:	$450,000,000.00	100.000000000%

Schedule 2.01